UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2013

Nabors Industries Ltd.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32657

Bermuda	98-0363970
(State of Incorporation)	(IRS Employer Identification No.)

Crown House

4 Par-la-Ville Road

Second Floor

Hamilton, HM08 Bermuda

 (Address of principal executive offices) (zip code)

(441) 292-1510

(Registrant’s telephone number, including area code)

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on September 4, 2013 Nabors Industries, Inc. (“NII”), a wholly owned subsidiary of Nabors Industries Ltd. (“NIL”), and NIL entered into a purchase agreement under which NII agreed to sell $350 million aggregate principal amount of its 2.35% Senior Notes due 2016 (the “2016 Notes”) and $350 million aggregate principal amount of its 5.1% Senior Notes due 2023 (the “2023 Notes” and, together with the 2016 Notes, the “Notes”) to Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Merrill Lynch Pierce Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., PNC Capital Markets LLC, BBVA Securities Inc., Wells Fargo Securities, LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc. (collectively, the “Initial Purchasers”). The Notes are fully and unconditionally guaranteed by NIL. The closing of the sale of the Notes occurred on September 12, 2013. NII received net proceeds, before expenses, of approximately $695.0 million. The net proceeds from the issuance of the Notes were used to purchase a portion of the $785.4 million in aggregate principal amount of NII’s 9.25% Notes due 2019 (the “2019 Notes”) that were validly tendered in connection with NII’s tender offer announced on September 4, 2013.

NII sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Initial Purchasers then sold the Notes to (i) qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A and (ii) pursuant to Regulation S under the Securities Act. NII relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes are governed by an indenture, dated as of September 12, 2013 (the “Indenture”), among NII, as issuer, NIL, as guarantor, Wilmington Trust, National Association, as trustee and Citibank, N.A., as securities administrator. A copy of the Indenture is filed herewith as Exhibit 4.1 and incorporated herein by reference. The summary description of the Indenture in this report is qualified in its entirety by reference to Exhibit 4.1.

Interest on the Notes is payable semi-annually in arrears in cash on March 15 and September 15, beginning on March 15, 2014. The 2016 Notes will mature on September 15, 2016 and the 2023 Notes will mature on September 15, 2023.

The Indenture includes covenants customary for transactions of this type that, subject to significant exceptions, limit the ability of NIL and its subsidiaries to, among other things, incur certain liens or enter into sale and leaseback transactions. In the event of a Change of Control Triggering Event (as defined in the Indenture) with respect to a series of the Notes, the holders of that series of Notes may require NII to purchase all or a portion of their Notes of that series at a purchase price equal to 101% of the principal amount of the Notes so purchased, plus accrued and unpaid interest, if any. The Notes are redeemable in whole or in part at any time at the option of NII at the redemption prices specified in the Indenture, plus accrued and unpaid interest.

The Notes rank equal in right of payment to all of NII’s other existing and future senior unsubordinated indebtedness. The Notes rank senior in right of payment to all of NII’s existing and future senior subordinated and subordinated indebtedness. NIL’s guarantee of the Notes is unsecured and ranks equal in right of payment to all of NIL’s unsecured and unsubordinated indebtedness from time to time outstanding.

In connection with the issuance of the Notes, on September 12, 2013, NII, NIL, and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA Inc., as representatives of the Initial Purchasers, entered into separate registration rights agreements for each series of Notes (collectively, the “Registration Rights Agreements”), each of which require NII and NIL to file a registration statement with the Securities and Exchange Commission to register an offer to exchange the applicable series of the Notes for registered notes of the same series with substantially identical terms (other than restrictions on transfer and provisions for additional interest) by May 12, 2014. Copies of the Registration Rights Agreements are filed as Exhibits 4.2 and 4.3 and incorporated herein by reference. The summary description of the Registration Rights Agreements in this report is qualified in its entirety by reference to Exhibits 4.2 and 4.3.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above regarding the issuance of the Notes is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

Results of the Tender Offer

On September 11, 2013 at 5:00 p.m. Eastern time, NII’s previously announced tender offer for any and all of its 2019 Notes expired. On September 12, 2013, NII accepted for purchase all of the 2019 Notes that were validly tendered and not validly withdrawn prior to the expiration of the tender offer. A total aggregate principal amount of approximately $785.4 million of 2019 Notes was tendered, resulting in total consideration paid of $992.1 million, plus accrued and unpaid interest on the tendered 2019 Notes. NII funded payment of the 2019 Notes purchased pursuant to the tender offer with the proceeds from its offering of the Notes, borrowings under its commercial paper program and cash on hand.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of September 12, 2013 by and among Nabors Industries, Inc., as Issuer, Nabors Industries Ltd., as Guarantor, Wilmington Trust, National Association, as Trustee and Citibank, N.A., as Securities Administrator.

4.2

Registration Rights Agreement, dated as of September 12, 2013 by and among Nabors Industries, Inc., as Issuer, Nabors Industries Ltd., as Guarantor and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA Inc., as Representatives of the several initial purchasers named on Schedule I thereto.

4.3

Registration Rights Agreement, dated as of September 12, 2013 by and among Nabors Industries, Inc., as Issuer, Nabors Industries Ltd., as Guarantor, and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA Inc., as Representatives of the several initial purchasers named on Schedule I thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: September 13, 2013	By:	/s/ Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary

Exhibit Index

Exhibit No.	Description
4.1

Indenture, dated as of September 12, 2013 by and among Nabors Industries, Inc., as Issuer, Nabors Industries Ltd., as Guarantor, Wilmington Trust, National Association, as Trustee and Citibank, N.A., as Securities Administrator.

4.2

Registration Rights Agreement, dated as of September 12, 2013 by and among Nabors Industries, Inc., as Issuer, Nabors Industries Ltd., as Guarantor and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA Inc., as Representatives of the several initial purchasers named on Schedule I thereto.

4.3

Registration Rights Agreement, dated as of September 12, 2013 by and among Nabors Industries, Inc., as Issuer, Nabors Industries Ltd., as Guarantor, and Citigroup Global Markets Inc., HSBC Securities (USA) Inc. and Mizuho Securities USA Inc., as Representatives of the several initial purchasers named on Schedule I thereto.